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                                                      GE Investments Funds, Inc.
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                       SUPPLEMENT DATED SEPTEMBER 15, 2000
     TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2000


Effective October 1, 2000, GE Asset Management Incorporated, the Investment Adviser to Mid-Cap Value Equity Fund (the "Fund"), will assume day-to-day portfolio management responsibility from NWQ Investment Management Company ("NWQ"), the current sub-adviser to the Fund. Accordingly, all references to NWQ within the Prospectus and Statement of Additional Information will be superseded.

Effective October 1, 2000, Ralph E. Whitman will be portfolio manager of the Fund. The following biography of Ralph E. Whitman is added on page 51 of the Prospectus to the section titled "About the Investment Adviser-About the Portfolio Managers":

         Ralph E. Whitman is a Senior Vice President of GE Asset Management and is portfolio manager of Mid-Cap Value Equity Fund. He has served in this capacity since October 2000. He joined GE Asset Management in 1987 as an Equity Analyst. He became Vice President for U.S. Equity Investments in 1995 and Senior Vice President for U.S. Equity Portfolios in 1998.

There is no change to the investment objective and principal investment strategies of the Fund as stated in the Prospectus and Statement of Additional Information. However, the last four sentences of the first paragraph on page 12 of the Prospectus are replaced by the following sentences:

         The Fund defines mid-cap companies to mean companies with capitalizations in the range included in the S&P MidCap Index, $88 million to $13.72 billion as of June 30, 2000. The portfolio manager will not sell a stock merely because the market capitalization of a company in the portfolio moves above or below the range. Stock selection is key to the performance of the Fund.

The first sentence in the fourth paragraph on page 12 of the Prospectus is revised as follows:

         The Fund also may invest to a lesser extent in foreign securities, initial public offerings and debt securities.

Effective October 1, 2000, GE Asset Management Incorporated, the Investment Adviser to Global Income Fund (the "Fund"), will assume day-to-day portfolio management responsibility from GE Asset Management Limited ("GEAML"), the current sub-adviser to the Fund. Accordingly, all references to GEAML within the Prospectus and Statement of Additional Information will be superseded.

Effective October 1, 2000, Michael J. Goosay will be portfolio manager of the Fund. The following biography of Michael J. Goosay is added on page 51 of the Prospectus to the section titled "About the Investment Adviser-About the Portfolio Managers":

         Michael J. Goosay is a Vice President of GE Asset Management and portfolio manager of Global Income Fund. He has served in this capacity since October 2000. Prior to joining GE Asset Management in July 2000, Michael managed over $3 billion in a number of global and non-dollar separate accounts and mutual funds at Prudential Global Asset Management, where he served as International Portfolio Manager since 1995.